About the presentation of our financial statements	12 Months Ended
Dec. 31, 2022
Disclosure of initial application of standards or interpretations [abstract]
About the presentation of our financial statements
About the presentation of our financial statements
In the current year we have reviewed our notes to the financial statements taking into account materiality (as described below). We have also re-organised the notes into logical groupings to help users find and understand relevant information. Where possible, related information, such as accounting policies, has been provided in the same section as the relevant note.
All financial statement values are presented in US dollars and rounded to the nearest million (US$m) unless otherwise stated. Where applicable, comparatives have been adjusted to measure or present them on the same basis as current period figures.
Our financial statements for the year ended 31 December 2022 were authorised for issue in accordance with a directors’ resolution on 22 February 2023.
a. The basis of preparation
The financial information included in the financial statements for the year ended 31 December 2022, and for the related comparative periods, has been prepared:
–under the historical cost convention, as modified by the revaluation of certain financial instruments, the impact of fair value hedge accounting on the hedged items and the accounting for post-employment assets and obligations;
–on a going concern basis - Management has prepared detailed cash flow forecasts for at least 12 months and has updated life-of-mine plan models with longer-term cash flow projections which demonstrate that we will have sufficient cash, other liquid resources and undrawn credit facilities to enable us to meet our obligations as they fall due;
–to meet international accounting standards as issued by the International Accounting Standards Board (IASB) and interpretations issued from time to time by the IFRS Interpretations Committee (IFRS IC) which are mandatory at 31 December 2022.
The above accounting standards and interpretations are collectively referred to as “IFRS” in this report and contain the principles we use to create our accounting policies. Where necessary, adjustments are made to the locally reported assets, liabilities, and results of subsidiaries, joint arrangements and associates to bring their accounting policies in line with ours for consistent reporting.
b.The basis of consolidation
The financial statements consolidate the accounts of Rio Tinto plc and Rio Tinto Limited (together “the Companies”) and their respective subsidiaries (together “the Group”, “we”, “our”) and include the Group’s share of joint arrangements and associates.
We consolidate subsidiaries where either of the companies controls the entity. Control exists where either of the companies has: power over the entities, that is, existing rights that give it the current ability to direct the relevant activities of the entities (those that significantly affect the companies’ returns); exposure, or rights, to variable returns from its involvement with the entities; and the ability to use its power to affect those returns. A list of principal subsidiaries is shown in note 30.
A joint arrangement is an arrangement in which two or more parties have joint control. Joint control is the contractually agreed sharing of control such that decisions about the relevant activities of the arrangement (those that significantly affect the companies’ returns) require the unanimous consent of the parties sharing control. We have two types of joint arrangements - joint operations (JOs) and joint ventures (JVs). A JO is a joint arrangement in which the parties that share joint control have rights to the assets, and obligations for the liabilities, relating to the arrangement. This includes situations where the parties benefit from the joint activity through a share of the output, rather than by receiving a share of the results of trading. For our JOs, shown in note 31, we recognise: our share of assets and liabilities; revenue from the sale of our share of the output and our share of any revenue generated from the sale of the output by the JO; and its share of expenses. All such amounts are measured in accordance with the terms of the arrangement, which is usually in proportion to our interest in the JO. These amounts are recorded in our financial statements on the appropriate lines. A JV is a joint arrangement in which the parties that share joint control have rights to the net assets of the arrangement. JVs are accounted for using the equity accounting method.
An associate is an entity over which we have significant influence. Significant influence is presumed to exist where there is neither control nor joint control and the Group has over 20% of the voting rights, unless it can be clearly demonstrated that this is not the case. Significant influence can arise where we hold less than 20% of the voting rights if we have the power to participate in the financial and operating policy decisions affecting the entity. It also includes situations of collective control.
We use the term “equity accounted units” (EAUs) to refer to associates and JVs collectively. Under the equity accounting method, the investment is recorded initially at cost to the Group, including any goodwill on acquisition. In subsequent periods the carrying amount of the investment is adjusted to reflect the Group’s share of the EAUs’ retained post-acquisition profit or loss and other comprehensive income. Our principal JVs and associates are shown in note 32.
In some cases, we participate in unincorporated arrangements and have rights to our share of the assets and obligations for our share of the liabilities of the arrangement rather than a right to a net return, but do not share joint control. In such cases, we account for these arrangements in the same way as our joint operations with all such amounts measured in accordance with the terms of the arrangement, which is usually in proportion to our interest in the arrangement.
All intragroup transactions and balances are eliminated on consolidation.
c.Materiality
Our directors consider information to be material if correcting a misstatement, omission or obscuring could, in the light of surrounding circumstances, reasonably be expected to change the judgment of a reasonable person relying on the financial statements. The Group considers both quantitative and qualitative factors in determining whether information is material; the concept of materiality is therefore not driven purely by numerical values.
When considering the potential materiality of information, management makes an initial quantitative assessment using thresholds based on estimates of profit before taxation; for the years ended 31 December 2022 and 31 December 2021 the quantitative threshold was US$700 million. However, other considerations can result in a determination that lower values are material or, occasionally, that higher values are immaterial. These considerations include whether a misstatement, omission or obscuring: masks a change or trend in key performance indicators; causes reported key metrics to change from a positive to a negative values or vice-versa; affects compliance with regulatory requirements or other contractual requirements; could result in an increase to management’s compensation; or might conceal an unlawful transaction.
In assessing materiality, management also applies judgment based on its understanding of the business and its internal and external financial statement users. The assessment will consider user expectations of numerical and narrative reporting. Sources used in making this assessment would include, for example: published analyst consensus measures, experience gained in formal and informal dialogue with users (including regulatory correspondence), and peer group benchmarking.

d.Summary of key judgments or other relevant judgments made in applying the accounting policies
The preparation of the financial statements requires management to use judgment in applying accounting policies and in making critical accounting estimates.
These judgments and estimates are based on management’s best knowledge of the relevant facts and circumstances, having regard to previous experience, but actual results may differ materially from the amounts included in the financial statements. Areas of judgment in the application of accounting policies that have the most significant effect on the amounts recognised in the financial statements and key sources of estimation uncertainty that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are noted below and further information is contained in the accounting policies and/or the notes to the financial statements.
Summarised below are the key judgments which we have taken in the application of the Group’s accounting policies for 2022 and how they compare to the prior year. Taking a different judgment over these matters would lead to a material impact on the 2022 financial statements. More detail on the judgment can be found in the respective notes.

Key judgments	2022	2021	Reason for change
Indicators of impairment and impairment reversals (note 4)	✓	✓	No change to the judgment
Uncertain tax positions (note 10)	0	✓	The settlement in 2022 with the Australian Taxation Office (ATO) has reduced the balance over which judgment is exercised. There have been no material changes in the Group's remaining uncertain tax positions. Therefore uncertain tax positions are not a key judgment in 2022.
Deferral of stripping costs (note 13)	✓	✓	No change to the judgment
Estimation of asset lives (note 13)	✓	✓	No change to the judgment
Close-down, restoration and environmental obligations (note 14)	✓	✓	No change to the judgment
Recoverability of potential deferred tax assets (note 15)	0	✓	In 2021 the key judgment related to the recoverability of significant deferred tax asset balances in the United States, Mongolia and Australia. Given the progress towards sustainable underground production at Oyu Tolgoi reducing the risk of tax losses expiring prior to utilisation, and the write down of Federal deferred tax assets in the United States due to the introduction of the Corporate Alternative Minimum Tax under the Inflation Reduction Act, the recoverability of deferred tax assets is not a key judgment in 2022.

Information on other relevant judgments to help understand the financial statements has been incorporated into the relevant accounting policy sections of each note. We have summarised how these judgments have changed since prior year below:

Other relevant judgments	2022	2021	Reason for change
Identification of functional currencies (f below)	✓	✓	No change to the judgment
Exclusions from underlying EBITDA (note 1)	✓	✓	No change to the judgment
Determination of cash-generating units (CGUs) (note 4)	✓	✓	No change to the judgment
Uncertain tax positions (note 10)	✓	0	In 2022 the judgment we have taken on our uncertain tax positions is less significant than in the prior year given the settlement with the Australian Taxation Office (ATO). Where the amount of tax payable or recoverable is uncertain, judgment is required in evaluating the most likely amount of liability or recovery. Where there is a wide range of possible outcomes, judgment is required in evaluating a provision using the probability weighted average approach. See note 10 for further details.
Assessment of indefinite-lived water rights in Quebec (note 12)	✓	✓	No change to the judgment
Recoverability of potential deferred tax assets (note 15)	✓	0	Given the progress towards sustainable underground production at Oyu Tolgoi and the write down of Federal deferred tax assets in the United States due to the introduction of the Corporate Alternative Minimum Tax regime the recoverability of deferred tax assets is not a key judgment in 2022. Judgment is required regarding the extent to which certain risk factors are likely to affect the recovery of deferred tax assets. These risk factors include the risk of expiry of losses prior to utilisation, the impact of other legislation or tax regimes, such as minimum taxes, and consideration of factors that lead to the generation of losses or other deferred tax assets.
Accounting for the funding amounts relating to Oyu Tolgoi non-controlling interest (note 30)	0	✓	The funding balances arising from a carry account loan with Erdenes Oyu Tolgoi were forgiven in 2022. This means the judgment over the accounting for these amounts is no longer applicable.
Accounting for the Pilbara Iron Arrangements (note 31)	✓	✓	No change to the judgment
Basis of consolidation of Queensland Alumina Limited (note 31)	✓	✓	The judgment taken on how we consolidate Queensland Alumina Limited (‘QAL’) was reassessed and confirmed in the current year. Following the Australian governments’s imposition of Trade Sanctions against Russia, QAL considered that they were no longer able to process bauxite on behalf of RUSAL and therefore enacted the “step-in” clause of the shareholders agreement that enabled Rio Tinto to contribute additional bauxite tonnes to ensure that 100% of production capacity was maintained. We continue to account for QAL as a joint operation.
Accounting for Minera Escondida Ltda (note 32)	✓	✓	No change to the judgment
Provisions for onerous contracts (note 36)	0	✓	We reviewed our onerous contract population and noted the significance of this judgment had diminished.
Recognition of contingencies (note 37)	✓	✓	No change to the judgment

e.Key sources of estimation uncertainty
We define key sources of estimation uncertainty as accounting estimates that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year. Summarised below are what we consider to be the key accounting estimates in 2022 compared to those of 2021 and the reason for any changes. Relevant sensitivities are disclosed within the relevant financial statement notes.

Key accounting estimates	2022	2021	Reason for change
Estimation of the close-down, restoration and environmental cost obligations (note 14)	✓	✓	No change
Estimation of the cash flow forecasts to support the recognition of deferred tax assets	0	✓	In 2021 the cash flow forecast used to support the recognition of deferred tax assets in the United States, Mongolia and Australia was considered to be a key estimate. Given the write down of deferred tax assets in the United States as a result of the Corporate Alternative Minimum Tax under the Inflation Reduction Act 2022, and the progress towards sustainable underground production at Oyu Tolgoi reducing the risk of losses expiring prior to utilisation, cash flow forecasts used to support deferred tax recoverability are no longer considered a key estimate in 2022.
Estimation of obligations for post-employment costs (note 28)	✓	✓	No change

f.Currency

Other relevant judgments - Identification of functional currency
We present our financial statements in US dollars, as that presentation currency most reliably reflects the global business performance of the Group as a whole.
The functional currency for each subsidiary, unincorporated arrangement, joint operation and equity accounted unit is the currency of the primary economic environment in which it operates. For businesses that reside in developed economies the functional currency is generally the currency of the country in which it operates because of the dominance of locally incurred costs. If the business resides in an emerging economy, the US dollar is generally identified to be the functional currency as a higher proportion of costs, particularly imported goods and services, are agreed and paid in US dollars, in common with other international investors. Determination of functional currency involves judgment, and other companies may make different judgments based on similar facts.
The determination of functional currency affects the measurement of non-current assets included in the balance sheet and, as a consequence, the depreciation and amortisation of those assets included in the income statement. It also impacts exchange gains and losses included in the income statement and in equity. We also apply judgment in determining whether settlement of certain intragroup loans is neither planned nor likely in the foreseeable future and therefore whether the associated exchange gains and losses can be taken to equity. During 2022, A$15 billion of intragroup loans continued to meet these criteria; associated exchange gains and losses are taken to equity.

On consolidation, income statement items for each entity are translated from the functional currency into US dollars at the full-year average rate of exchange, except for material one-off transactions, which are translated at the rate prevailing on the transaction date. Balance sheet items are translated into US dollars at period-end exchange rates.
Exchange differences arising on the translation of the net assets of entities with functional currencies other than the US dollar are recognised directly in the currency translation reserve. These translation differences are shown in the statement of comprehensive income, with the exception of the translation adjustment relating to Rio Tinto Limited’s share capital, which is shown in the statement of changes in equity.
Where an intragroup balance is, in substance, part of the Group’s net investment in an entity, exchange gains and losses on that balance are taken to the currency translation reserve.
Except as noted above, or where exchange differences are deferred as part of a cash flow hedge, all other differences are charged or credited to the income statement in the year in which they arise.
The principal exchange rates used in the preparation of the financial statements were:

	Full-year average			Year-end
One unit of local currency buys the following number of US dollars	2022	2021	2020	2022	2021	2020
Pound sterling	1.24	1.38	1.28	1.21	1.35	1.36
Australian dollar	0.69	0.75	0.69	0.68	0.73	0.77
Canadian dollar	0.77	0.80	0.75	0.74	0.78	0.78
Euro	1.05	1.18	1.14	1.07	1.13	1.23
South African rand	0.061	0.068	0.061	0.059	0.063	0.068
Ore Reserves and Mineral Resources
A Mineral Resource is a concentration or occurrence of solid material of economic interest in or on the Earth’s crust in such form, grade (or quality), and quantity that there are reasonable prospects for eventual economic extraction. An Ore Reserve is the economically mineable part of a measured or indicated Mineral Resource.
The estimation of Ore Reserves and Mineral Resources requires judgment to interpret available geological data and subsequently to select an appropriate mining method and then to establish an extraction schedule. At least annually, the Competent Persons of the Group (according to the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves (the JORC Code)), estimate Ore Reserves and Mineral Resources using assumptions such as:
–Available geological data;
–Expected future commodity price and demand;
–Exchange rates;
–Production costs;
–Transport costs;
–Close-down and restoration costs;
–Recovery rates;
–Discount rates; and
–Renewal of mining licences.
With regard to our future commodity price assumptions, to calculate our Ore Reserves and Mineral Resources for our filing on the Australian Securities Exchange and London Stock Exchange, we use prices generated by our Strategy and Economics team (refer to the Climate change section for further details about our pricing methodology). For our Annual Report on Form 20-F, filed with the Securities Exchange Commission (‘SEC’), we use consensus price or historical pricing and comply with subpart 1300 of Regulation S-K (Regulation S-K), instead of with the JORC code.
We use judgment as to when to include Mineral Resources in accounting estimates, for example, the use of Mineral Resources in our depreciation policy as described in note 13 and in the determination of the date of closure as described in note 14.
There are many uncertainties in the estimation process and assumptions that are valid at the time of estimation may change significantly when new information becomes available. New geological or economic data, or unforeseen operational issues may change estimates of Ore Reserves and Mineral Resources. This could cause material adjustments in our financial statements to:
–Depreciation and amortisation rates;
–Carrying values of intangible assets and property, plant and equipment;
–Deferred stripping costs;
–Provisions for close-down and restoration costs; and
–Recovery of deferred tax assets.
Impact of climate change on the Group
The impact of climate change and the execution of our climate change strategy on our financial statements is discussed below:
Climate change scenarios
Our strategy and approach to climate change are informed by an analysis of the interplay of global megatrends, explored through the lens of plausible global scenarios. These set the context for our industry and underpin our commodity price outlooks, portfolio and capital allocation choices and how we operate as a business. There are many plausible scenarios for global energy transition, all with different impacts on future commodity price outcomes. As part of our 2022 strategy process, we replaced our three scenarios described in the 2021 Annual Report and now focus on two core scenarios. These are used to generate a single central Reference Case for use in commodity pricing forecasts, valuation models and reserves and resources determination, as was the case in the prior year. These changes in scenarios represent an evolution of our interpretation and estimations in the current year, not a change in accounting policy, and as such we have not restated comparative information. Our two core scenarios are:
–Competitive Leadership scenario, limiting global warming to approximately 2°C by 2100, reflects a rapidly developing world of high growth and strong climate action post-2030 with change driven by policy and competitive innovation. As a result, we expect that countries achieve their Glasgow Climate Pact commitments. Global weighted average carbon prices are forecast to rise rapidly at an average of 8% per year over the next three decades, reaching US$42/tCO2e in 2030, and rising rapidly post-2030 to incentivise significant mitigation in industrial sectors post-2030.
–Fragmented Leadership scenario, with global warming exceeding 2.5°C by 2100, is characterised by limited progress on policy reform with volatile low growth. We expect that nations eventually achieve their 2030 Nationally Determined Contributions as agreed in Paris in 2015 but fail to progress towards long term carbon goals agreed at the UN Climate Summit COP26 Glasgow. Global weighted average carbon prices are forecast to rise slowly, at an average of 2.9% per year over the period to 2050, reaching US$42 in 2030; but remain too low post-2030 to incentivise significant mitigation in industrial sectors resulting in flat global emissions post-2030.
At the UN Climate Summit in late 2022 (COP27), there was broad recognition that the pace of decarbonisation across the global economy is too slow to limit warming to 1.5°C and that current climate policies in many countries are not yet aligned with their stated ambitions. Consequently, neither of our two core scenarios is consistent with the expectation of climate policies required to accelerate the global transition to meet the stretch goal of the Paris Agreement. Although our operational emissions reduction targets align with the goals of the Paris Agreement, our two core scenarios do not. Consequently, we also assess our sensitivity and test the economic performance of our business against a scenario we have developed to reflect our view of the global actions required to meet the stretch goal of the Paris Agreement. We refer to this Paris-aligned scenario as the Aspirational Leadership scenario.
Importantly none of our three scenarios are considered a definitive representation for our assessment of the future impact of climate change on the Group. Scenario modelling has inherent limitations and by its nature allows a range of possible outcomes to be considered where it is impossible to predict which outcome is likely.
The Aspirational Leadership scenario reflects a world of high growth, significant social change and accelerated climate action. Global weighted average carbon prices rise rapidly – at an average of 9.3% per year over the next three decades – reaching $59/tCO2e in 2030 and incentivise rapid and deep reductions in industrial emissions post-2030. Despite geopolitical differences, major economies work together through multilateral frameworks and proactively work towards limiting temperature change to 1.5°C by 2050. The Aspirational Leadership scenario is a commodity sales price and carbon tax sensitivity, with all other inputs remaining equal to our Reference Case; and is built by design to reach net-zero emissions globally by 2050 and help us better understand the pathways to meet the Paris Agreement goal, and what this could mean for our business. It is used for strategy and risk discussions, including analysis of sensitivity to our view of a Paris-aligned pathway and comparison of relative economic performance to our core scenarios.
We do not publish the commodity price forecasts associated with these scenarios as to do so would weaken our position in commercial negotiations and might give rise to concerns from other market participants.
Physical risk
In 2022, we launched the Physical Resilience Programme across the Group. During the year we commenced a physical risk and resilience assessment across prioritised risk areas: the entire Pilbara iron ore operation and the Saguenay aluminium operations focused on Lac Saint-Jean. Our ongoing review processes, including impairment assessments, have not identified any material accounting impacts to date. For example, in 2022, no write-offs are necessary in the Pilbara, where certain infrastructure assets, such as transmission lines, that have reached the end of their natural lives are being replaced with climate resilient infrastructure. In addition, we do not foresee the renewal of our contractual water rights in Canada that have been classified as indefinite-lived intangible assets to be at risk from climate change (note 12). Further, closure planning considers future climate change projections at each step of the process to support safe and appropriate final landform design. In 2023, we will progress a Group-wide top-down assessment to further understand the risks and opportunities associated with physical climate change and to quantify any financial impacts, in addition to the site-specific bottom-up assessments, which will continue in the foreseeable future.
Accounting judgments and estimates
Global decarbonisation and the world’s energy transition continues to evolve, with the potential to materially impact our future financial results as our significant accounting judgments and key estimates are updated to reflect prevailing circumstances. In response, carrying values of assets and liabilities could be materially affected in future periods. Our current strategy and approach to decarbonise our operations and achieve our scope 1 and 2 emissions targets is considered in our significant judgments and key estimates reflected in these financial results.

Impacts from executing our climate change strategy - accounting for capital expenditure and operating costs underpinning our Climate Action Plan
Given the significant investment we are making to abate our carbon emissions, we have considered the potential for asset obsolescence, with a particular focus on our Pilbara operations where we are prioritising investment in renewables to switch away from natural gas power generation. No material changes to accounting estimates to useful economic lives have been necessary due to the anticipated use of these assets for firming support in the transition (note 13). As the renewable projects progress, it is possible that such adjustments may be identified in the future. The renewable assets in the Pilbara are our own built and operated arrangements and follow normal rules on capitalisation of directly attributable costs. The solar power purchase agreement for RBM is accounted for on an accrual basis as energy is produced.
There are no accounting impacts to date from the programme to develop renewable energy solutions for our Queensland aluminium assets as the work has not been completed and commercial terms have not been agreed. Large scale renewable power off-take arrangements may, in the future, require complex derivative measurement or lease accounting depending on contractual terms.
No adjustments to useful lives of the existing fleet have been identified to date as a result of planned fleet electrification in the Pilbara and the purchase of battery-powered locomotives. The solutions are still in development or pilot stages and the gradual fleet replacement is intended to be part of the normal lifecycle renewal of trucks. Depending on technological development, which is highly uncertain, this could lead to accelerated depreciation in the future. Similarly, our target to have net zero vessels in our portfolio by 2030 has not given rise to accounting adjustments to date, as the replacement is planned as part of the lifecycle renewal. The energy efficiency digestion project at Queensland Alumina refinery does not reduce the economic lives of the underlying alumina assets but could lower operating costs and improve margins. The expenditure on our own carbon abatement projects and technology advancements follows existing accounting policies on cost capitalisation, research and development costs.

Use of sensitivities to Paris aligned accounting
The forecast commodity prices (including carbon prices) informed by a blend of our two scenarios are used pervasively in our financial processes from budgeting, forecasting, capital allocation and project evaluation to the determination of ore reserves. In turn, these prices are used to derive critical accounting estimates included as inputs to impairment testing, estimation of remaining economic life for units of production depreciation and discounting closure and rehabilitation provisions. These prices represent our best estimate of actual market outcomes based on the range of future economic conditions regarding matters largely outside our control, as required by IFRS. As neither of our core scenarios represents the Group’s view of the goals of the Paris Agreement, our commodity price assumptions used in accounting estimates are not consistent with the expectation of climate policies required to accelerate the global transition to meet the goals of the Paris Agreement. As described above, we use our Aspirational Leadership scenario to understand the sensitivity of these estimates to Paris aligned assumptions.
Under the Aspirational Leadership scenario, which is not used in the preparation of these financial statements, nor for budgeting purposes, the economic performance of copper and aluminium is expected to be stronger under supply and demand forward pricing curves which we believe will be consistent with the Paris Agreement. It is possible therefore, under the right conditions, that historical impairments associated with these assets could reverse. We recognised an impairment of US$202 million during the year for the Boyne smelter cash-generating unit, triggered by economic and operating performance of the smelter (note 4). When measuring the recoverable amount for this cash-generating unit we utilised net present value of cash flows to the end of the existing joint venture agreements in 2029, which also coincides with the Group’s targeted carbon emission reductions by 2030. The Group continues to evaluate lower emission power solutions for the smelter that could extend its life to at least 2040. In such circumstances, the net present value of forecast future cash flows could support the reversal of past impairments. Both the recorded outcome and the sensitivity represent a reduction in emissions that we considered to be Paris-aligned.
In the Aspirational Leadership scenario the prices for lower-grade iron ore are supported in the medium term by an assumed underlying increase in GDP-driven demand. However, in the longer term we assume the pricing for lower grade iron ore to be weaker than in our core scenarios. This will depend on the development of low-emissions steel technology, the pace of which is uncertain, but is expected to be offset by higher prices for higher-grade iron ore. This is unlikely to give rise to impairment triggers for 2022 or in the foreseeable future due to the high returns on capital employed in the Pilbara.
We completed the divestments of our coal businesses in 2018 and no longer mine coal, but retained a contingent royalty from these divestments. Recent favourable coal prices exceeded contractual benchmark levels and resulted in the cash royalty receipt of US$36 million during 2022. We also carry royalty receivables of US$209 million on our balance sheet at 31 December 2022, measured at fair value (note 24). The fair value of this balance may be adversely impacted in the future by a faster pace of transition to a low carbon economy, but this impact is not expected to be material.
Closure dates and cost of closure are also sensitive to climate assumptions, but no material changes have been identified in the year specific to climate change that would require a material revision to the provisions in 2022. For those commodities with higher forward price curves under the Aspirational Leadership scenario, it may be economical to mine lower mineral grades, which could result in the conversion of additional Mineral Resources to Ore Reserves and therefore longer dated closure.
Overall, based on the Aspirational Leadership scenario pricing outcomes, and with all other assumptions remaining consistent with those applied to our 2022 financial statements, we do not currently envisage a material adverse impact of the 1.5°C Paris-aligned sensitivity on asset carrying values, remaining useful life, or closure and rehabilitation provisions for the Group. It is possible that other factors may arise in the future, which are not known today, that may impact this assessment.
Additional commentary on the impact of climate change on our business is included in the following notes:
New standards issued and effective in the current year
Our financial statements have been prepared on the basis of accounting policies consistent with those applied in the financial statements for the year ended 31 December 2021, except for the accounting requirements set out below, effective as at 1 January 2022. These did not have a significant impact on our financial statements.
Proceeds before Intended Use (Amendments to IAS 16 “Property, Plant and Equipment”)
We adopted Proceeds before Intended Use (Amendments to IAS 16 “Property, Plant and Equipment”) at 1 January 2022. The amendment prohibits the deduction, from the cost of major project construction work in progress, of proceeds (net of additional processing costs) from selling items before the related item of property, plant and equipment is available for use. Under the amendment, proceeds from selling items before the related item of property, plant and equipment is available for use are recognised within “Consolidated sales revenue” in the income statement along with the costs of producing those items within “Net operating costs (excluding items disclosed separately)”. We apportion development expenditure in the period to derive the cost associated with pre-production revenue, based on the tonnes produced in the period as a percentage of the total expected production (estimated total ore reserve). During 2021 we completed a review of the impact of these amendments and concluded that adjustments to retained earnings as at 1 January 2020, and restatement of the 2020 and 2021 Group Income Statement and Balance Sheet upon adoption of the amendments, were insignificant and as a result no restatements were made to comparative periods. During the year ended 31 December 2022 we recognised in the income statement pre-production revenue of US$511 million and related costs of US$30 million in relation to Gudai Darri and Oyu Tolgoi.
Onerous Contracts – Cost of Fulfilling a Contract (Amendments to IAS 37 “Provisions, Contingent Liabilities and Contingent Assets”)
We adopted Onerous Contracts – Cost of Fulfilling a Contract (Amendments to IAS 37 “Provisions, Contingent Liabilities and Contingent Assets”) at 1 January 2022. The amendments specify that the costs an entity includes in determining whether a contract is onerous are made up of all directly related costs, including both incremental amounts and an allocation of other directly related expenditure. Previously, we made provision for onerous contracts when the assets dedicated to the contract were fully impaired or the contract became stranded as a result of a business decision. From 2022, we record a provision if a contract is found to be loss-making on a stand-alone basis following allocation of all directly related costs as required by the amendments to IAS 37.
We have applied the amendments without revision to comparative amounts. We have increased other provisions and reduced our retained earnings as at 1 January 2022 by US$17 million.